Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report (the “report”) of CytoCore, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2013, I, Michaela Ott., the Chief Executive Officer of the Company, do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)      the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)      the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2014	/s/ Michaela Ott
Michaela Ott
Chief Executive Officer